Exhibit 10.13

AMENDMENT NO. 2 TO SENIOR

SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 2 (this “Amendment) with respect to the Senior Secured Revolving Credit Agreement, dated as of March 11, 2011 (as amended by that certain Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated as of May 10, 2012, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), is made as of February 13, 2013, among THL CREDIT, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders (the “Lenders”), ING CAPITAL LLC, as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and solely for purposes of Section 2.8, THL CREDIT HOLDINGS, INC., a Delaware corporation (“THLH”), THL CORPORATE FINANCE LLC, a Delaware limited liability company (“THLFL”), THL Corporate Finance, Inc., a Delaware corporation (“THLFI”), THL Credit YP Holdings LLC, a Delaware limited liability company (“THLYPL”), THL Credit YP Holdings Inc., a Delaware corporation (“THLYPI”) and THL Credit AIM Media Holdings Inc. (together with THLH, THLFL, THLFI, THLYPL and THLYPI, the “Subsidiary Guarantors”, and together with the Borrower, the “Obligors”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower; and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I AMENDMENT TO CREDIT AGREEMENT

Effective as of the Effective Date (as defined below), and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:

Notwithstanding anything to the contrary in clause (x) of the definition of “SBIC Subsidiary”, THL Credit SBIC GP, LLC and THL Credit SBIC, LP (collectively, the “SBIC Entities”) shall be deemed “SBIC Subsidiaries” under the Credit Agreement for the period commencing on the Effective Date and ending on April 15, 2013; provided that during such period the Borrower will not, nor will it permit any of its Subsidiaries to, make any Investments in, or transfer any assets to, the SBIC Entities.

SECTION II MISCELLANEOUS

2.1. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (the “Effective Date”) on which the Borrower and each Subsidiary Guarantor party hereto have satisfied each of the following conditions precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a) Documents. The Administrative Agent shall have received each of the following documents, each of which shall be reasonably satisfactory to the Administrative Agent (and to the extent specified below to each Lender) in form and substance:

(1) Executed Counterparts. From each party hereto either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

(b) Default. No Default or Event of Default shall have occurred and be continuing under this Amendment or under any Material Indebtedness immediately before and after giving effect to the Amendment, any incurrence of Indebtedness under the Credit Agreement and the use of the proceeds thereof on a pro forma basis.

(c) Financial Covenants. The Borrower is in pro forma compliance with each of the covenants set forth in Section 6.07 of the Credit Agreement at the time of the Effective Date.

(d) Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request in form and substance satisfactory to the Administrative Agent.

The contemporaneous exchange and release of executed signature pages by each of the Persons contemplated to be a party hereto shall render this Amendment effective and any such exchange and release of such executed signature pages by all such persons shall constitute satisfaction or waiver (as applicable) of any condition precedent to such effectiveness set forth above.

2.2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Effective Date and after giving effect to this Amendment:

(a) This Amendment has been duly authorized, executed and delivered by the Borrower and each Subsidiary Guarantor party hereto, and constitutes a legal, valid and binding obligation of the Borrower and each Subsidiary Guarantor party hereto enforceable in accordance with its terms. The Credit Agreement, as amended by the Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms.

(b) The representations and warranties set forth in Article 3 of the Credit Agreement as amended by this Amendment and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or

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warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct is all respects) on and as of the Effective Date or as to any such representations and warranties that refer to a specific date, as of such specific date, with the same effect as though made on and as of the Effective Date.

2.3. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

2.4. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent, (but excluding, for the avoidance of doubt, the allocated costs of internal counsel).

2.5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

2.6. Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09, 9.10 and 9.12 of the Credit Agreement are hereby incorporated by reference with respect to Section I.

2.7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the Borrower or the Subsidiary Guarantors under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

2.8. Consent and Affirmation.

(a) Without limiting the generality of the foregoing, by its execution hereof, each of the Borrower and the Subsidiary Guarantors hereby to the extent applicable as of the Effective Date (a) consents to this Amendment and the transactions contemplated hereby, (b) agrees that

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the Amended and Restated Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (c) confirms its guarantee (solely in the case of Subsidiary Guarantors) and affirms its obligations under the Amended and Restated Guarantee and Security Agreement and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Amended and Restated Guarantee and Security Agreement), and (d) acknowledges and affirms that such guarantee and/or grant is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Amended and Restated Guarantee and Security Agreement).

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

THL CREDIT, INC., as Borrower

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer and Chief Operating Officer

THL CREDIT HOLDINGS, INC., as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer and Chief Operating Officer

THL CORPORATE FINANCE, INC., as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer and Chief Operating Officer

THL CORPORATE FINANCE LLC, as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer and Chief Operating Officer

THL Credit YP Holdings LLC, as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer and Chief Operating Officer

THL Credit YP Holdings Inc., as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer and Chief Operating Officer

THL Credit AIM Media Holdings Inc., as Subsidiary Guarantor

By:	/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer and Chief Operating Officer

ING CAPITAL LLC, as Administrative Agent and a Lender

By:	/s/ Patrick Frisch
Name:	Patrick Frisch
Title:	Managing Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Tim Stephens
Name:	Tim Stephens
Title:	Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Director

By:	/s/ Sanja Gazahi
Name:	Sanja Gazahi
Title:	Associate

ONEWEST BANK, FSB, as a Lender

By:	/s/ David Ligon
Name:	David Ligon
Title:	Executive Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jacob Garcia
Name:	Jacob Garcia
Title:	Director

CITY NATIONAL BANK, as a Lender

By:	/s/ Brandon Feitelson
Name:	Brandon Feitelson
Title:	Senior Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Eros Marshall
Name:	Eros Marshall
Title:	Vice President

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